Victory Portfolios IV
Victory Pioneer U.S. Government Money Market Fund
Supplement dated February 25, 2026
to the Prospectus and Summary Prospectus dated March 31, 2025 (“Prospectus”)
The following replaces footnote 2 to the Fund Fees and Expenses Table to reflect the correct expense limitations for Class A and Class Y shares.
2Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses for at least three years following the closing of the reorganization of Pioneer U.S. Government Money Market Fund (the “predecessor fund”) into the Fund (the “Reorganization”) so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.54%, and 0.48% of the Fund’s Class A, and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.